Exhibit (h)(1)(i)

SCHEDULE A

TO THE ADMINISTRATION AGREEMENT

BETWEEN PROFUNDS AND BISYS FUND SERVICES LIMITED PARTNERSHIP

AND

BETWEEN ACCESS ONE TRUST AND BISYS FUND SERVICES LIMITED PARTNERSHIP

AS AMENDED JUNE 1, 2005

PROFUNDS

Bull ProFund	ProFund VP Bull
Mid-Cap ProFund	ProFund VP Mid-Cap
Small-Cap ProFund	ProFund VP Small-Cap
OTC ProFund	ProFund VP OTC
Europe 30 ProFund	ProFund VP Japan
Mid-Cap Value ProFund	ProFund VP Europe 30
Mid-Cap Growth ProFund	ProFund VP Mid-Cap Value
Small-Cap Value ProFund	ProFund VP Mid-Cap Growth
Small-Cap Growth ProFund	ProFund VP Small-Cap Value
UltraBull ProFund	ProFund VP Small-Cap Growth
UltraMid-Cap ProFund	ProFund VP Bull Plus
UltraSmall-Cap ProFund	ProFund VP UltraBull
UltraOTC ProFund	ProFund VP UltraMid-Cap
UltraJapan ProFund	ProFund VP UltraSmall-Cap
Bear ProFund	ProFund VP UltraEurope
UltraBear ProFund	ProFund VP UltraOTC
UltraShort OTC ProFund	ProFund VP Bear
Money Market ProFund	ProFund VP UltraBear
Airlines UltraSector ProFund	ProFund VP UltraShort OTC
Banks UltraSector ProFund	ProFund VP Airlines
Basic Materials UltraSector ProFund	ProFund VP Banks
Biotechnology UltraSector ProFund	ProFund VP Basic Materials
Consumer Services UltraSector ProFund	ProFund VP Biotechnology
Consumer Goods UltraSector ProFund	ProFund VP Consumer Services
Oil & Gas UltraSector ProFund	ProFund VP Consumer Goods
Leisure Goods UltraSector ProFund	ProFund VP Oil & Gas
Financials UltraSector ProFund	ProFund VP Internet
Health Care UltraSector ProFund	ProFund VP Leisure Goods
Industrials UltraSector ProFund	ProFund VP Financials
Internet UltraSector ProFund	ProFund VP Health Care
Oil Equipment, Services & Distribution UltraSector ProFund	ProFund VP Industrials
Pharmaceuticals UltraSector ProFund	ProFund VP Oil Equipment, Services & Distribution
Precious Metals UltraSector ProFund	ProFund VP Pharmaceuticals
Real Estate UltraSector ProFund	ProFund VP Precious Metals
Semiconductor UltraSector ProFund	ProFund VP Real Estate
Technology UltraSector ProFund	ProFund VP Semiconductor
Telecommunications UltraSector ProFund	ProFund VP Technology
Utilities UltraSector ProFund	ProFund VP Telecommunications
Mobile Telecommunications UltraSector ProFund	ProFund VP Utilities
Asia 30 ProFund	ProFund VP Mobile Telecommunications
UltraDow 30 ProFund	ProFund VP Money Market
U.S. Government Plus ProFund	ProFund VP Asia 30
Short OTC ProFund	ProFund VP UltraDow 30

Short Small-Cap ProFund	ProFund VP U.S. Government Plus
Rising Rates Opportunity ProFund	ProFund VP Short OTC
Large-Cap Value ProFund	ProFund VP Short Small-Cap
Large-Cap Growth ProFund	ProFund VP Rising Rates Opportunity
Dow 30 ProFund	ProFund VP Large-Cap Value
Short Dow 30 ProFund	ProFund VP Large-Cap Growth
Short Mid-Cap ProFund	ProFund VP Dow 30
UltraShort Dow 30 ProFund	ProFund VP Short Dow 30
UltraShort Mid-Cap ProFund	ProFund VP Short Mid-Cap
UltraShort Small-Cap ProFund	ProFund VP UltraShort Dow 30
Rising Rates Opportunity 10 ProFund	ProFund VP UltraShort Mid-Cap
U.S. Government 30 ProFund	ProFund VP UltraShort Small-Cap
Rising U.S. Dollar ProFund	ProFund VP Rising U.S. Dollar
Falling U.S. Dollar ProFund	ProFund VP Falling U.S. Dollar
Short Oil & Gas ProFund	ProFund VP Natural Resources
Short Precious Metals ProFund	ProFund VP Short Oil & Gas
Short Real Estate ProFund	ProFund VP Short Precious Metals
Short Utilities ProFund	ProFund VP Short Real Estate
ProFund VP Short Utilities

ACCESS ONE TRUST

Access High Yield Fund	Access Flex High Yield Fund
Access Money Market Fund	Access VP High Yield Fund
Access Flex Bear High Yield Fund	Access VP Bear High Yield Fund
Access Bear Commodity Fund	Access Commodity Fund

PROFUNDS

By:
Name:	Louis M. Mayberg
Title:	President

ACCESS ONE TRUST

By:
Name:	Louis M. Mayberg
Title:	President

BISYS FUND SERVICES LIMITED PARTNERSHIP

By:
Name:	Fred Naddaff
Title:	President